Equity	12 Months Ended
Dec. 31, 2025
Disclosure of classes of share capital [abstract]
Equity

24. Equity

Share capital and treasury shares

In May 2021, the shareholders resolved to issue 69,496,515 warrants to secure the future delivery of ordinary shares under the 2021 Plan. During May 2025, the Company exercised 8,452,360 warrants (May 2024: 3,667,255 warrants, May 2023: 2,882,164 warrants, May 2022: 650,000 warrants). As of December 31, 2025 and 2024, there were 53,844,736 and 62,297,096 warrants outstanding, respectively.

Upon exercise of the warrants in May 2025, 8,452,360 ordinary shares were allotted and issued. During the twelve months ended December 31, 2025, the equivalent of 7,973,001 ordinary shares have been delivered to participants under the 2021 Incentive Award Plan in the form of ADSs. The remaining balance is held as treasury shares to enable the Company’s timely delivery of ordinary shares upon the exercise of outstanding stock options and to meet future vesting of the RSUs.

On October 3, 2025, 17,962,680 ordinary shares were issued in connection with repurchases and cancellations of U.S. Notes (as defined below). See Note 25 “Interest-bearing loans and borrowings” for further details.

During the twelve months ended December 31, 2025, 4,480 treasury shares were sold to cover fees in connection with the ADS Ratio Change.

As of December 31, 2025 and 2024, 624,500,001 and 598,559,840 ordinary shares, respectively were outstanding, and the par value per share was $0.00018 (SEK 0.0015). The Company had 891,459 and 416,580 treasury shares as of December 31, 2025 and December 31, 2024, respectively.

Other contributed capital

As of December 31, 2025 and December 31, 2024 other contributed capital of $1,641.6 million and $1,628.0 million respectively, consists of share premium, shareholders contribution and proceeds from warrant issues and exercise of stock options.

Other reserves

As of December 31, 2025, other reserves of $(225.4) million consists of fair value reserve of $(80.0) million related to fair value gains and losses on the Convertible Notes (as defined below) attributable to changes in the Group’s credit risk, and foreign currency translation reserve of $(145.4) million primarily related to the exchange differences occurring from the translation of foreign operations in another currency than the reporting currency of the Group (USD).

As of December 31, 2024, other reserves of $(274.2) million consists of fair value reserve of $(72.7) million related to fair value gains and losses on the Convertible Notes attributable to changes in the Group’s credit risk, and foreign currency translation reserve of $(201.5) million primarily related to the exchange differences occurring from the translation of foreign operations in another currency than the reporting currency of the Group (USD).

Accumulated deficit

As of December 31, 2025 and December 31, 2024 accumulated deficit of $(1,397.8) million and $(1,249.3) million, respectively, consists of accumulated losses and share-based compensation.

Non-controlling interest

On July 27, 2023, one of the Group’s subsidiaries in China carried out a share issue. Prior to the share issue the Group owned 100 percent of the share capital in the subsidiary. Xiangpiaopiao Food Co., Ltd. subscribed for a part of the new issued shares and owns 40 percent of the share capital after the transaction, whereas the Group recognized a non-controlling interest. As of December 31, 2025 and December 31, 2024, non-controlling interests amounted to $1.1 million and $1.4 million, respectively.